Page 1 July 14, 2008 Entegris to Acquire Poco Graphite Creating a Material Difference Exhibit 99.2

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Safe Harbor Statement
This presentation contains certain information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this presentation, which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.  Statements which are modified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict.  These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, future operating results of Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including the discussion described under the headings
“Risks Relating to our Business and Industry,” “Manufacturing Risks,” “International Risks,” and “Risks
Related to Securities Markets and Ownership of Our Securities” in Item 1A of our Annual Report on
Form 10–K for the fiscal year ended December 31, 2007, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and
Exchange Commission.  Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

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Entegris To Acquire Poco Graphite
POCO is an established, growing, profitable business
Adds another consumable product line to our mix
Builds on our materials science capabilities
– Technology synergies to further differentiate Entegris’
products
Adds to our base of business in the semiconductor
market, while adding growth vectors in new markets
Fits with our mission and strategy
Accretive to EPS in 2009

Page 4 Page 4 The Entegris Mission Our mission is to improve our customers' productivity, performance and technology through innovative materials-science- enabled solutions

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Entegris’ Growth Driven By Core Materials
Expertise
Example: Entegris provides advanced filtration systems for purifying litho bay to control airborne low molecular weight silicon and condensable organics (siloxanes) which cause contamination on the scanner lens.
Example: Entegris’ Clarilite Certified solution offers a way to reduce the formation of haze on the reticle, thus extending reticle life increasing mean time between cleans
Example: Entegris’ next-generation liquid filter provides the high retention needed for sub-45 nanometer processes without sacrificing high flow and throughput
Example: Entegris is at the forefront of developing the next generation of wafer handling products to support 450mm and 300mm Prime

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Entegris’ Strategic Vision
Principally serves
semiconductor market
Primary materials science
expertise in polymers
Products:
– Microenvironments
– Filters, purifiers, systems
– Fluid handling
components
– Coatings
Markets include semi,
healthcare, aerospace….
Materials science expertise
in polymers, ceramics
Products:
– Microenvironments
– Filters, purifiers, systems
– Fluid handling
components
– Coatings
– Additional products
Today Future

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About Poco Graphite
Key provider of specialty graphite materials and silicon
carbide
Growing, profitable business
– 14% annual revenue growth since 2002
– Annualized sales of approximately $65 million
Diverse markets include semiconductor, EDM, medical,
aerospace, and specialty industrial
– Market leader for graphite components in plasma etch, ion
implant, and CVD in semiconductor applications
Privately held, formed in 1965
– Was a unit of UNOCAL until 2000
Based in Decatur, Texas
– Approximately 350 employees

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Expands Presence in Semiconductor Market
and Provides Path to Diversification
40% of POCO’s sales are to
semiconductor customers
– Key relationships with
OEMs
30% of sales to EDM market
30% of sales to broad range
of specialty industrial and
other markets:
– Glass bottling
– Medical
– Aerospace
POCO Sales by Market
POCO’s markets in aggregate are growing between 7% to 10% annually
EDM
Specialty
Industrial
Semiconductor

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The Transaction
All-cash deal valued at $158 million
– 2.4x Sales
– 9x EBITDA
Expected to be accretive to 2009 EPS
Financed with cash on hand and borrowings on Entegris’
credit facility
Completion subject to HSR review and customary closing
conditions
– Closing expected in 3Q08

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